SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     000-25663                 65-0841549
----------------------------       --------------           -------------------
(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)



      3515 S.E. Lionel Terrace, Stuart, Florida                     34997
     ----------------------------------------------              ----------
      (Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code: (772) 287-4846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors.


On February 21, 2005, Barry I. Hechtman, CPA was appointed to UltraStrip Systems, Inc. Board of Directors. In addition, Mr. Hechtman was appointed as the Chairman of the Audit Committee.


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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTRASTRIP SYSTEMS, INC.


                                             By:  John P. Odwazny, COO
                                             ---------------------------
                                             Name: John P. Odwazny
                                             Title: Chief Operating Officer
Dated: February 24, 2005

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